Long-Term Borrowings	12 Months Ended
Dec. 31, 2025
Long-Term Borrowings
Long-Term Borrowings
12.	Long-Term Borrowings

The Group has entered into borrowing agreements which are analyzed as follows:

Loan Facility	Vessel	Outstanding Loan Balance as of December 31, 2025	Unamortized Deferred Financing Fees	Outstanding Net of Loan Financing Fees	Applicable Interest Rate (SOFR(S)+ Margin)
$34.7 Million Secured Term Loan Facility	Milos	29,625,000	120,023	29,504,977	S+1.75%
$31.1 Million Secured Term Loan Facility	Poliegos	26,443,500	216,741	26,226,759	S+1.60%
$113.0 Million Secured Term Loan Facility	Kimolos	26,900,000	95,269	26,804,731	S+1.90%
	Folegandros	26,900,000	95,269	26,804,731	S+1.90%
	Nissos Keros	37,200,000	131,755	37,068,245	S+1.90%
$84.0 Million Secured Term Loan Facility	Nissos Sikinos	34,912,500	197,352	34,715,148	S+1.85%
	Nissos Sifnos	34,912,500	198,713	34,713,787	S+1.85%
$167.5 Million Secured Term Loan Facility	Nissos Rhenia	48,299,711	724,754	47,574,957	S+5.49%
	Nissos Despotiko	48,687,254	738,571	47,948,683	S+5.49%
$125.7 Million Secured Term Loan Facility	Nissos Donoussa	51,735,000	874,247	50,860,753	S+1.65%
$60.0 Million Secured Term Loan Facility	Nissos Kythnos	53,755,938	171,444	53,584,494	S+1.40%
$130.0 Million Secured Term Loan Facility	Nissos Nikouria	64,200,000	378,989	63,821,011	S+1.40%
	Nissos Anafi	63,000,000	380,512	62,619,488	S+1.40%
$65.0 Million Secured Term Loan Facility	Nissos Kea	63,200,000	408,607	62,791,393	S+1.35%
	Total	609,771,403	4,732,246	605,039,157	S+2.22%
	Other lease liabilities			60,740
	Total			605,099,897
*

Post the transition from LIBOR to SOFR as the base rate, these financings include an applicable Credit Adjustment Spread (“CAS”) on top of the SOFR base rate. Relates to the applicable margin as of December 31, 2025.

**	Please refer to paragraph $60.0 Million Secured Term Loan Facility for more information

Transition from LIBOR to SOFR

While the Group’s loan arrangements previously used LIBOR, including during the fiscal year ended December 31, 2023, in 2023 the Company amended those loan agreements to transition from LIBOR to SOFR. As a result, from July 1, 2023, none of the Group’s financing arrangements currently utilizes LIBOR, and those that have a reference rate use SOFR, in line with current market practice.

Description of Group borrowing and other financing arrangements

$125.7 Million Secured Term Loan Facility -Nissos Kythnos and Nissos Donoussa

On May 23, 2022, Anassa Navigation S.A. and Nellmare Marine Ltd. entered into an approximately $125.7 million secured term loan facility with the National Bank of Greece to refinance the then-existing indebtedness on the vessels Nissos Kythnos and Nissos Donoussa, which agreement was amended on June 29, 2023 to amend the provisions in relation to the calculation of interest from LIBOR to Term SOFR, subject to the borrowers’ option to switch the interest rate to the cumulative compounded SOFR. The facility has a final maturity date of May 25, 2029 and bears interest at SOFR (previously LIBOR) plus a margin of 2.50% per annum. The margin may be increased following discussions between the lender and the borrowers if it is determined that, pursuant to the sustainability certificate provided by the borrowers to the lender annually, (1) the weighted average of the efficiency ratio of all fleet vessels (using the parameters of fuel consumption, distance travelled and deadweight at maximum summer draught, reported in unit grams of CO2 per ton per mile) for that calendar year, as certified by an approved classification society, is equal to or above the target set for the relevant year and (2) the weighted average percentage of the total waste incinerated on board for all fleet vessels in that calendar year (calculated in line with Class Approved Plans & Record Books, MARPOL Annex I — “Oil Record Book” (endorsed by Flag Administration) & “Fuel Management Plan” (approved by class) and MARPOL Annex V — “Garbage Record Book” & “Garbage Management Plan” (approved by class)) is equal to or above the target set for the relevant year. The amount of any increase in the margin will be based on discussions between the lender and the borrowers. Other than as set out above, there will be no other assessment of the information contained in any sustainability certificate and the sustainability certificates themselves will not be made publicly available unless the Company deemed them to be material. Each of the two tranches of the facility is repayable in 28 quarterly installments, the first 8 of which are $750,000 and the next 20 of which are $850,000, with a balloon payment of $39,835,000 due upon maturity. This facility is secured by, among other things, a first priority mortgage on the Nissos Donoussa and is guaranteed by the Company. The tranche relating to the Nissos Kythnos was repaid by Anassa Navigation S.A. on May 24, 2024.

On May 21, 2024, Nellmare Marine Ltd. entered into a supplemental agreement to the existing senior secured credit facility financing the VLCC vessel Nissos Donoussa. The supplemental agreement provides for a reduction of the margin to 165 basis points over the applicable Term SOFR, through the duration of the facility.

$113.0 Million Secured Term Loan Facility – Kimolos, Folegandros and Nissos Keros

On June 27, 2023, Omega Three Marine Corp., Omega Four Marine Corp. and Arethusa Shipping Corp. entered into a $113.0 million senior secured credit facility with ABN AMRO Bank N.V. to refinance the then-existing indebtedness on the vessels Kimolos, Folegandros and Nissos Keros. The facility bears interest at Term SOFR, subject to a mandatory switch mechanism to Compounded SOFR, plus a margin of 1.90% per annum and has a final maturity date of June 30, 2028. The facility is repayable in 20 equal consecutive quarterly installments of $2,200,000, with a balloon payment of $69,000,000 due upon maturity. This facility is secured by, among other things, a first priority mortgage on each of Kimolos, Folegandros and Nissos Keros and is guaranteed by the Company.

$84.0 Million Secured Term Loan Facility – Nissos Sikinos and Nissos Sifnos

On September 8, 2023, Omega Six Marine Corp. and Omega Ten Marine Corp. entered into an $84.0 million senior secured credit facility with Crédit Agricole Corporate and Investment Bank (“CACIB”) to refinance the then-existing indebtedness on the vessels Nissos Sikinos and Nissos Sifnos. The facility bears interest at Term SOFR, plus a margin of 1.85% per annum, and has a final maturity date in September 2029. Each of the two tranches is repayable in 24 equal consecutive quarterly installments of $787,500, with a balloon payment of $23,100,000 due upon maturity. This facility is secured by, among other things, a first priority mortgage on each of Nissos Sikinos and Nissos Sifnos and is guaranteed by the Company.

$34.7 Million Secured Term Loan Facility - Milos

On January 31, 2024, Omega One Marine Corp. entered into a $34.7 million senior secured term loan facility with Kexim Asia Limited and Kexim Bank (UK) Limited to refinance the then-existing indebtedness on the vessel Milos. The facility bears interest at the applicable Term SOFR, plus a margin of 1.75% per annum, and has a final maturity date in February 2030. The facility is repayable in 24 equal consecutive quarterly installments of $725,000, with a balloon payment of $17,300,000 due upon maturity. This facility is secured by, among other things, a first priority mortgage on Milos and is guaranteed by the Company.

$31.1 Million Secured Term Loan Facility - Poliegos

On June 20, 2024, Omega Two Marine Corp. entered into a new $31.11 million senior secured credit facility to finance the option to purchase back the Suezmax vessel Poliegos from its sale and leaseback financier, Ocean Yield (the “Poliegos New Facility”). The Poliegos New Facility is provided by Bank SinoPac Co., Ltd, and the transaction closed on July 1, 2024. The Poliegos New Facility contains an interest rate of Term SOFR plus 160 basis points, matures in six years, and will be repaid in quarterly instalments of approximately $0.78 million each, together with a balloon instalment of approximately $12.44 million payable at maturity. The Poliegos New Facility is secured by, among other things, security (mortgage) over the Poliegos and a pledge of the shares of the borrower, and is guaranteed by the Company.

$167.5 Million Sale and Leaseback Agreements — Nissos Rhenia and Nissos Despotiko

On February 10, 2018, Omega Five Marine Corp. and Omega Seven Marine Corp. entered into approximate $150.52 million sale and leaseback agreements with Ocean Yield with respect to the vessels Nissos Rhenia and Nissos Despotiko.

The charter period for each of the Nissos Rhenia and Nissos Despotiko is 180 months from respective delivery and the charter hire for each such ship is paid monthly, in advance, in a cash amount equal to $18,600 per day per ship for the first five years from the delivery date and $18,350 per day per ship from year six until the end of the charter period, subsequently amended to $18,600 per day per ship for the first two years, $25,200 per day for Nissos Rhenia and $23,336 for Nissos Despotiko for years three and four and $17,200 per day per ship for year five until the end of the charter, plus a non-cash amount of $1,734 per day per ship (which is set off against the $9.5 million prepaid hire that Omega Five Marine Corp. and Omega Seven Marine Corp. made for each ship, respectively). On April 27, 2023, Omega Five Marine Corp. and Omega Seven Marine Corp. entered into an addendum to each bareboat charter to amend the provisions of such bareboat charters in relation to the calculation of charter hire from LIBOR to Term SOFR. The charter hire is subject to an adjustment based on Term SOFR (previously LIBOR) and a CAS of 0.26161% per annum (for three-month periods) or 0.71513% per annum (for twelve-month periods), as applicable, relating to the transition from LIBOR. Each charter is guaranteed by us, and Omega Five Marine Corp. and Omega Seven Marine Corp. permitted a mortgage to be filed regarding the finance lease. Ocean Yield has registered mortgages on both vessels, with amounts not exceeding the lease outstanding amounts.

Additionally, the Company, Omega Five Marine Corp. and Omega Seven Marine Corp., as applicable, have entered into assignment of insurances, assignment of management agreement, charter guarantee, pledge of account, pledge of shares of the bareboat charterer, a manager’s undertaking and a time charter general assignment. Omega Five Marine Corp. and Omega Seven Marine Corp. also have the option to repurchase each or both vessels at the end of years 7, 10, 12 and 14, in varying amounts per ship from $49.8 million to $14.2 million. The Nissos Rhenia was delivered in May 2019 and the Nissos Despotiko was delivered in June 2019. The Company declared the options to purchase the Nissos Rhenia on May 4, 2026 for $47.1 million and the Nissos Despotiko on June 10, 2026 for $47.1 million.

$194.0 Million Sale and Leaseback Agreements — Nissos Kea and Nissos Nikouria

On March 21, 2022, Ark Marine S.A. and Theta Navigation Ltd entered into an approximate $145.5 million sale and leaseback agreement with CMB Financial Leasing Co., Ltd. (“CMBFL”), with respect to the vessels Nissos Kea and Nissos Nikouria. On June 29, 2023 and on January 26, 2024, respectively, Ark Marine S.A. and Theta Navigation Ltd entered into amendment and restatement agreements of each bareboat charter to amend certain provisions of the bareboat charters. The charter period for each of the vessels is 84 months from December 31, 2023 (with respect to Nissos Kea) and March 3, 2024 (with respect to Nissos Nikouria) and charter hire is payable quarterly as follows: (a) from the delivery date of each vessel and up to and including December 31, 2023 (with respect to Nissos Kea) and March 3, 2024 (with respect to the Nissos Nikouria), a fixed amount equal to $909,375 plus a variable amount priced at 260 basis points (being 2.45% as margin and 0.15% as CAS) over the applicable three-month Term SOFR, and (b) following December 31, 2023, with respect to Nissos Kea, and March 3, 2024, with respect to the Nissos Nikouria, a fixed amount equal to $909,375 plus a variable amount priced at 200 basis points over the applicable three-month Term SOFR. The first part of the sale and leaseback relating to the delivery of Nissos Kea was drawn on March 31, 2022 and matures on the date falling 84 months from December 31, 2023 and the second part of the sale and leaseback relating to the delivery of Nissos Nikouria was drawn on June 3, 2022 and matures on the date falling 84 months from March 3, 2024. According to each bareboat charter, the Company has a purchase option that it can exercise annually as from December 31, 2024 (with respect to Nissos Kea) and March 3, 2025 (with respect to Nissos Nikouria). If the purchase option date falls after the first but prior to the seventh anniversary of December 31, 2023 (with respect to Nissos Kea) and March 3, 2024 (with respect to Nissos Nikouria), the purchase option price for the relevant vessel is an amount equal to the opening capital balance i.e., $72,750,000 amount drawn per vessel (75% of the purchase price) minus charter hire paid (the “owner’s costs”), plus (a) accrued but unpaid charter hire, (b) break funding costs including any swap costs, (c) legal and other documented costs of the owner to sell the relevant vessel, and any other additional amounts due under the sale and leaseback documentation. If the purchase option date falls on the seventh anniversary of December 31, 2023 (with respect to Nissos Kea) and March 3, 2024 (with respect to Nissos Nikouria), the purchase option price for the relevant vessel is an amount equal to $40,921,875 (the “amended owner’s costs”), plus (a) accrued but unpaid charter hire, (b) and other documented costs of the owner to sell the relevant vessel, and (c) any other additional amounts due under the sale and leaseback documentation. Each charter is guaranteed by the Company. Ark Marine S.A. and Theta Navigation Ltd, as applicable, permitted a mortgage to be filed regarding the finance lease as well as entered into an account charge, general assignment, pledge of shares of the bareboat charterer, a builder’s warranties assignment, and a manager’s undertaking. Ark Marine S.A. and Theta Navigation Ltd repurchased the Nissos Kea and Nissos Nikouria, respectively, in June 2025, and therefore these sale and leaseback arrangements are no longer in effect.

$73.5 Million Sale and Leaseback Agreement — Nissos Anafi

On January 29, 2024, Moonsprite Shipping Corp. entered into an approximately $73.5 million sale and leaseback agreements with CMBFL, with respect to the vessel Nissos Anafi. The charter period is 84 months from the vessel’s delivery date and charter hire is payable quarterly in a fixed amount equal to approximately $1.2 million plus a variable amount priced at 190 basis points over the applicable three-month Term SOFR. Moonsprite Shipping Corp. has the option to repurchase the vessel, such option being exercisable quarterly following the one-year anniversary of the vessel’s delivery. If the purchase option date falls prior to the seventh anniversary of the date of the vessel’s delivery, the purchase option price is an amount equal to the opening capital balance (i.e. $73,450,000 (being 65% of the purchase price) minus the fixed amount of charter hire paid on the purchase date (the “owners’ costs”), plus (a) accrued but unpaid charter hire, (b) legal and other documented costs of the owner to sell the vessel, (c) any break-funding costs, and (d) any other additional amounts due under the sale and leaseback documentation. The charter is guaranteed by the Company, and Moonsprite Shipping Corp. has permitted a mortgage to be filed regarding the finance lease and Moonsprite Shipping Corp. has also entered into an account charge and the Company has pledged the shares of the bareboat charterer. Moonsprite Shipping Corp. repurchased the Nissos Anafi in August 2025, and therefore this sale and leaseback arrangement is no longer in effect.

$35.1 Million Unsecured Sponsor Loan

On April 18, 2022, the Company (on behalf of two of the Company’s subsidiaries, Ark Marine S.A. and Theta Navigation Ltd), entered into an unsecured loan facility with Okeanis Marine Holdings S.A., an entity controlled by Mr. Ioannis Alafouzos (on behalf of its subsidiaries Felton Enterprises S.A. and Sandre Enterprises S.A.), relating to the acquisition of the vessels Nissos Kea and Nissos Nikouria. Under the agreement, the loaned amount of approximately $17.6 million for each vessel bears a fixed interest cost of 3.5% per annum and was repayable at the Company’s sole discretion without penalty, up to the maturity date of two years from the relevant vessel’s delivery. During the years ended December 31, 2024 and December 31, 2023 respectively, the Company incurred interest expense amounting to $413,952 and $1,198,168 in respect of loan obtained from an entity controlled by Mr. Ioannis Alafouzos. The Company repaid this facility in March and May 2024.

$65.0 Million Secured Term Loan Facility - Nissos Kea

On June 17, 2025, Ark Marine S.A. entered into a new $65.0 million senior secured credit facility to finance the option to purchase back the VLCC vessel Nissos Kea. The Nissos Kea Facility is provided by a syndicate of banks, led and arranged by E.SUN Commercial Bank, Ltd. The Nissos Kea Facility is priced at 135 basis points over the applicable Term SOFR, matures in seven years, and will be repaid in 28 equal consecutive quarterly instalments of approximately $0.9 million each, together with a balloon instalment of approximately $39.8 million payable at maturity. The Nissos Kea New Facility is secured by, among other things, security over the Nissos Kea, and is guaranteed by the Company. The Nissos Kea Facility was drawn on June 26, 2025.

$130.0 Million Secured Term Loan Facility – Nissos Nikouria and Nissos Anafi

On May 8, 2025, Theta Navigation Ltd. and Moonsprite Shipping Corp. entered into a new $130 million senior secured credit facility with Alpha Bank S.A. to finance the option to purchase back the VLCC vessels Nissos Nikouria and Nissos Anafi (“Nikouria and Anafi Facility”). The Nikouria and Anafi Facility consists of two Advances, Advance A of $66.0 million for the vessel Nissos Nikouria and Advance B of $64.0 million for the vessel Nissos Anafi. The Nikouria and Anafi Facility is priced at 140 basis points over the applicable Term SOFR (or 60 basis points for any outstanding part of the loan in respect of which an amount of at least $1 million has been deposited and blocked for the whole of the relevant interest period in a cash collateral account) and matures in seven years. Advance A and Advance B will be repaid in 28 equal consecutive quarterly instalments of approximately $0.9 million and $1.0 million, respectively, together with a balloon instalment of approximately $40.8 million and $36.0 million, respectively, payable at maturity. Advance A was drawn on May 29, 2025, and Advance B was drawn on July 31, 2025. The Nikouria and Anafi Facility is secured by, among other things, security over the Nissos Nikouria and Nissos Anafi, and is guaranteed by the Company.

$60.0 Million Secured Term Loan Facility -Nissos Kythnos

On May 21, 2024, Anassa Navigation S.A. entered into a new $60.0 million senior secured credit facility for the VLCC vessel Nissos Kythnos with Danish Ship Finance A/S (“Nissos Kythnos New Facility”) to refinance the Group’s existing facility and for general corporate purposes. The Nissos Kythnos New Facility is priced at 140 basis points over the applicable Term SOFR, until December 2026. Thereafter, a new applicable margin will be mutually agreed between the parties, for the remaining duration of the facility, which matures in six years. If the parties do not agree to a new applicable margin, Anassa Navigation S.A. will have the ability to prepay the facility at no additional cost. The facility will be repaid in quarterly instalments of approximately $1.041 million each, together with a balloon installment of approximately $35.024 million payable at maturity, is secured by, among other things, security (mortgage) over the Nissos Kythnos, and is guaranteed by the Company. The facility also includes a sustainability linked margin adjustment provision, starting in 2025, whereby the applicable margin may decrease or increase by 5 basis points per year, subject to the Group meeting certain sustainability linked targets.

$45.0 Million Secured Term Loan Facility – Nissos Piperi

On December 19, 2025, Omega Twelve Marine Corp. entered into a $45.0 million facility agreement, to finance a portion of the acquisition price of the Nissos Piperi, with Alpha Bank S.A. The Nissos Piperi Facility is priced at 130 basis points over the applicable Term SOFR (or 50 basis points for any outstanding part of the loan in respect of which an amount of at least $1.0 million has been deposited and blocked for the whole of the relevant interest period in a cash collateral account), matures in seven years, and will be repaid in quarterly installments of $0.525 million, together with a balloon installment of $30.3 million at maturity. It is secured by, among other things, a mortgage over the Nissos Piperi, and is guaranteed by the Company. The Nissos Piperi Facility was drawn on January 5, 2026.

$45.0 Million Secured Term Loan Facility – Nissos Serifopoula

On December 19, 2025, Omega Fourteen Marine Corp. entered into a $45.0 million facility agreement, to finance a portion of the acquisition price of the Nissos Serifopoula, with the National Bank of Greece S.A. The Nissos Serifopoula Facility is priced at 130 basis points over the applicable Term SOFR (or 50 basis points for any outstanding part of the loan in respect of which the equivalent amount has been deposited and blocked for the whole of the relevant interest period in a cash collateral account), matures in eight years, and will be repaid in quarterly installments of $0.525 million, together with a balloon installment of $28.2 million at maturity. It is secured by, among other things, a mortgage over the Nissos Serifopoula, and is guaranteed by the Company. The Nissos Serifopoula Facility was drawn on January 12, 2026.

According to IFRS 9 “Financial Instruments”, the CMBFL lease amendment for vessel Nissos Kea and vessel Nissos Nikouria, as well as the National Bank of Greece supplemental agreement for vessel Nissos Donoussa, were assessed as modifications of existing financial liabilities. The carrying amount of the modified financial liabilities before the modification was $191.3 million. The remeasurement of the financial liabilities resulted in a modification gain of $1.8 million, which has been recognized as Gain from modification of loans in the statement of profit or loss and other comprehensive income for the year ended December 31, 2024.

The modification gain was calculated based on the present value of the revised future cash flows discounted at the original effective interest rate (EIR).

The sale and leaseback agreements with CMBFL relating to the Nissos Kea, Nissos Nikouria and Nissos Anafi have been refinanced and as a result the unamortized balance of modification gain of $1.1 million relating to Nissos Kea and Nissos Nikouria and the unamortized financing fees of $0.3 million relating to Nissos Anafi were written off and included in Loss on debt extinguishment in the statement of profit or loss and other comprehensive income.

OET is the corporate guarantor for all bank loans as at December 31, 2025.

Lease liabilities connected to Right-of-Use assets

OET Chartering Inc. leases office space in Piraeus from SINGLE MEMBER ANONYMOS TECHNIKI ETAIRIA ERGON, an entity owned by Themistoklis Alafouzos. On August 1, 2018, OET Chartering Inc. entered into a lease agreement for 165.28 square meters of office space for the Company’s operations with SINGLE MEMBER ANONYMOS TECHNIKI ETAIRIA ERGON at a monthly rate of Euro 890. The lease initially was to expire on July 31, 2024 and on July 1, 2024, OET Chartering Inc. entered into an amendment to such lease to extend the term until July 31, 2028. The total expense recognized in the consolidated statements of profit or loss and other comprehensive income for the years ended December 31, 2025, 2024 and 2023 amounted to $28,908, $23,151 and $22,040, respectively.

The Group has recognized the following lease liabilities with respect to the Right-of-Use assets:

As of December 31,	2025	2024
Office space	60,740	80,838
Total	60,740	80,838

The maturities of lease liabilities are the following:

For the year ended December 31,	2025	2024
No later than one year	24,965	24,965
Later than one year and not later than five years	41,607	66,573
Total undiscounted cash flows	66,572	91,538
Less: Imputed interest	(5,832)	(10,700)
Carrying value of operating lease liabilities	60,740	80,838

Long-term borrowings net of current portion and current portion of long-term borrowings are analyzed as follows:

	Long-term borrowings,	Current portion of
As of December 31, 2024	net of current portion	long-term borrowings	Total
Outstanding loan balance	603,686,403	47,942,084	651,628,487
Financing fees	(4,789,810)	(1,272,468)	(6,062,278)
Total	598,896,593	46,669,616	645,566,209

	Long-term borrowings,	Current portion of
As of December 31, 2025	net of current portion	long-term borrowings	Total
Outstanding loan balance	472,910,730	136,860,673	609,771,403
Financing fees	(2,365,986)	(2,366,260)	(4,732,246)
Total	470,544,744	134,494,413	605,039,157

The borrowings are repayable as follows:

As of December 31,	2025	2024
No later than one year	136,860,673	47,942,084
Later than one year and not later than five years	338,510,730	335,178,782
Thereafter	134,400,000	268,507,621
Total	609,771,403	651,628,487
Less: Amounts due for settlement within 12 months	(136,860,673)	(47,942,084)
Long-term borrowings, net of current portion	472,910,730	603,686,403

Cash flow reconciliation of liabilities arising from financing activities

A reconciliation of the Group’s financing activities for the years ended December 31, 2025, 2024 and 2023 are presented in the tables below:

Long-term borrowings – January 1, 2023	739,035,681
Cash flows – drawdowns	197,000,000
Cash flows – repayments	(243,355,165)
Loan financing fees	(1,350,000)
Other lease liabilities	(42,021)
Non-cash flows – amortization of loan financing fees	1,994,191
Long-term borrowings – December 31, 2023	693,282,686
Cash flows – drawdowns	199,260,000
Cash flows – repayments	(246,117,877)
Loan financing fees	(1,259,319)
Other lease liabilities	47,100
Non-cash flows – amortization of loan financing fees	2,263,416
Non-cash flows – gain from modification of loans	(1,828,959)
Long-term borrowings – December 31, 2024	645,647,047
Cash flows – drawdowns	195,000,000
Cash flows – repayments	(236,857,084)
Loan financing fees	(1,300,000)
Other lease liabilities	(20,099)
Non-cash flows – amortization of loan financing fees and modification gain	1,246,265
Non-cash flows – loss on debt extinguishment	1,383,768
Long-term borrowings – December 31, 2025	605,099,897

All borrowings are secured by first preferred mortgages of the Companies’ vessels and assignment of earnings and insurances.

The borrowing agreements include several covenants, including restrictions as to changes in management and ownership of the vessels, payment of dividends in the event of default, further incurring indebtedness, mortgaging of vessels without the bank’s prior consent and several financial covenants including:

●	minimum corporate liquidity, being the higher of $10,000,000 and $750,000 per vessel, in the form of free and unencumbered cash and cash equivalents;
●	a consolidated net worth of more than $100,000,000;
●	a leverage ratio of total liabilities to the carrying value of total assets (adjusted for the vessel’s fair market value) of no more than 75%;and
●	the listed status of the Company’s common shares on an exchange operated by the Oslo Børs, the NYSE or on such other acceptable stock exchange.

A number of the Group’s financing agreements require that the Company maintain a minimum fair value of the collateral for each credit facility, so that the aggregate fair value of the vessels collateralizing the credit facility is at least between 120% and 170% — depending on the credit facility — of the aggregate principal amount outstanding under such credit facility. Alternatively, if the relevant borrower does not meet these thresholds, the relevant borrower must prepay a portion of the loan or provide additional security to eliminate the shortfall.

A number of the financing agreements limit the Company’s ability to declare, make or pay any dividends or other distributions (whether in cash or in kind) or repay or distribute any dividend or share premium reserve following the occurrence of an event of default under the relevant financing agreement or if such action would result in the occurrence of an event of default under the relevant financing agreement.

All of the Group’s facility agreements require that the Alafouzos family maintain a minimum 35% ownership interest in the Group’s, except for one instance whereby the change in the Group’s ultimate beneficial ownership (i.e., a private individual acquires legal or beneficial ownership of 35% or more of the Group’s share capital or power to cast or control 35% or more of the Group’s voting power or gains effective control over us) is a prepayment event. Some of the Group’s facility agreements provide that a breach of the agreement will occur if Mr. Ioannis Alafouzos and Mr. Themistoklis Alafouzos cease to control the Group (with control being defined as holding at least 35% of the Group’s voting power or the power to appoint or remove a majority of the Group’s directors or officers or the power to give directions regarding the Group’s financial policies or holding at least 35% of our issued share capital), in two instances if Mr. Ioannis Alafouzos, solely or together with any members of the Alafouzos family, ceases to be our major shareholder or ceases to control us (with control being defined as holding at least 35% of the Group’s voting power or the power to appoint or remove a majority of the Group’s directors or officers), and in four instances, if Mr. Ioannis Alafouzos (or a member of the Alafouzos family in three of the four instances) ceases to be the Group’s chairman. Two of the Group’s facility agreements provide that the acquisition by a person or group of persons acting in concert (directly or indirectly) of more than 34.9% of the ultimate legal or beneficial ownership is an event of default under such facility agreements. Finally, the Group’s bareboat charters and the guarantees on the Group’s bareboat charters provide that we may not permit a new party or parties acting in concert to become owners of, or control, more than 50% of our shares and/or voting rights.

As at December 31, 2025 and 2024, the Group was in compliance with its covenants.